July 1, 1998

                        Tax-Free Pennsylvania Fund
                         Tax-Free New Jersey Fund
                            Tax-Free Ohio Fund

             Supplement to the Prospectus dated April 29, 1998

The following amends all of the sections of the Prospectus discussing the dealer's commission that may be payable on purchases of $1 million or more of Class A Shares and the Limited CDSC applicable to redemptions of those shares:

     Beginning July 1, 1998, for initial purchases of Class A Shares of $1 million or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:


                              Dealer's Commission
                              (as a percentage of
Amount of Purchase            amount purchased)

Up to $5 million                   1.00%
Next $20 million up to $25 million 0.50
Amount over $25 million            0.25

Such Class A Shares are subject to a Limited CDSC of 1% if shares are redeemed during the first year after purchase and 0.50% if shares are redeemed during the second year after purchase.

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption.

     Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another funds in the Delaware Investments family will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.